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                                                                   Exhibit 10.37

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                                 FIRST AMENDMENT

                                       TO

                     LEASE AND SECURITY AGREEMENT (LEASE B)

                           Dated as of March 31, 2003

                                      among

                     Bank of America, National Association,
                                   as Lessor,

                             LSI Logic Corporation,
                                   as Lessee,

                                       and

                Wells Fargo Bank Northwest, National Association,
                                    as Agent

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                                                           LSI Logic Corporation
                                                                         Lease B

            FIRST AMENDMENT TO LEASE AND SECURITY AGREEMENT (LEASE B)

         THIS FIRST AMENDMENT TO LEASE AND SECURITY AGREEMENT (LEASE B) (this "First Amendment") is dated as of March 31, 2003 and is among LSI LOGIC CORPORATION, a Delaware corporation ("Lessee"); BANK OF AMERICA, NATIONAL ASSOCIATION ("Lessor") and WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION, not in its individual capacity, except as expressly stated in the Lease, but solely as Agent (the "Agent").

                                    RECITALS:

         A. Pursuant to the Lease and Security Agreement (Lease B) dated as of March 28, 2003 (the "Lease"), among Lessee, Lessor and Agent, Lessee agreed to lease from Lessor, and Lessor agreed to lease to Lessee, certain Items of Equipment. Capitalized terms used but not otherwise defined in this First Amendment shall have the meanings assigned to such terms in the Lease.

         B. Pursuant to the Cash Collateral Agreement, Lessee granted to Lessor a security interest in the Cash Collateral and the Cash Collateral Accounts in order to secure Lessee's obligations under the Lease and the other Operative Documents.

         C. Pursuant to the Control Agreements, Lessee, Lessor and the various Securities Intermediaries perfected the Lessor's security interest in the various Cash Collateral Accounts.

         D. Pursuant to the Lessor Participation Agreement, Lessor, as seller, sold to the buyers thereunder (the "Buyers"), interests in portions of the Lease Balance, and the rights appurtenant thereto, including the right to direct the Lessor to direct the applicable Securities Intermediary to release Cash Collateral to such Buyer upon an acceleration of the Lease Balance.

         E. As a condition precedent to the issuance by Lessor of a non-recourse note to Lombard US Equipment Finance Corporation, Lombard U.S. Equipment Finance Corporation has required that Lessor collaterally assign its retained interest in the Series A Lease Balance and its rights with respect thereto, including Lessor's rights with respect to the Cash Collateral ultimately securing Lessee's obligations to Lessor with respect to Lessors retained interest in the Series A Lease Balance, pursuant to a collateral assignment agreement (the "Collateral Agreement").

         F. In order to reflect such collateral assignment, the parties hereto wish to amend the Lease in the respects and only in the respects set forth herein.

         G. All requirements of law have been fully complied with and all other acts and things necessary to make this First Amendment a legal, valid and binding instrument according to its terms for the purposes herein expressed have been done or performed.

         NOW, THEREFORE, upon the full and complete satisfaction of the conditions precedent to the effectiveness of this First Amendment set forth in
Section 3 hereof, and in consideration of

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                                                           LSI Logic Corporation
                                                                         Lease B

good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

SECTION 1.        AMENDMENTS TO THE LEASE.

         Section 1.1. The following defined terms contained in Article I of the Lease shall be and are hereby amended and restated in their entirety to read as follows:

                  "Required Bank of America Cash Collateral Amount" shall mean, as of any date of determination, an amount equal to 100% of the Series A Lease Balance held by Lessor, plus 100% of the Series A Accrual Rent relating to such portion of the Series A Lease Balance due on the next succeeding Payment Date; provided that so long as and to the extent that Lessor's interest in the Series A Lease Balance is collaterally assigned to a third party, such Series A Lease Balance shall be deemed not held by Lessor for purposes of this definition."

                  "Required Lombard Cash Collateral Amount" shall mean, as of any date of determination, an amount equal to 100% of the Series A Lease Balance held by Lombard US Equipment Finance Corporation, plus 100% of the Series A Accrual Rent relating to such portion of the Series A Lease Balance due on the next succeeding Payment Date; provided that such amount shall include the Required Bank of America Cash Collateral Amount for so long as Lessor's interest in the Series A Lease Balance is collaterally assigned to Lombard US Equipment Finance Corporation."

         Section 1.2. Section 18.1(j). Section 18.1(j) of the Lease shall be and is hereby amended and restated in its entirety to read as follows:

                  "(j)     Cash Collateral. Lessee shall maintain at all times
         Cash Collateral in each of the Cash Collateral Accounts (except the Bank of America Cash Collateral Account while the Lessor's interest in the Series A Lease Balance are collaterally assigned to a third party) with a value equal to or greater than the Required Cash Collateral Amount for each such Cash Collateral Account."

SECTION 2.        CONDITIONS TO EFFECTIVENESS.

         This First Amendment shall become effective on March 31, 2003 (the "Effective Date") upon the satisfaction of the following conditions precedent:

                  (a) This First Amendment and the Collateral Agreement shall have been duly authorized, executed and delivered by each of the parties hereto.

                  (b) After giving effect to this First Amendment and the Collateral Agreement, the Operative Documents shall be in full force and effect as to all parties and no Lease Default or Lease Event of Default shall have occurred or be continuing.

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                                                           LSI Logic Corporation
                                                                         Lease B

                  (c) Lombard US Equipment Finance Corporation shall have received an original, duly executed Note in favor of Lombard US Equipment Finance Corporation incurred in the principal amount of $13,381,620.

                  (d) Lessee shall have paid to the Persons entitled thereto all costs and expenses incurred in connection with this First Amendment (including any amendment fees).

                  (e) All UCC financing statements necessary or appropriate to perfect the security interest of Lombard US Equipment Finance Corporation under the Collateral Agreement shall have been filed.

                  (f) At the direction of Lessor, the Bank of America Securities Intermediary shall have paid over to Lombard US Equipment Finance Corporation for investment account number LSI26501, $13,381,620.

                  (g) The representations and warranties of the Lessee set forth herein shall be true and correct in all material respects.

SECTION 3.        REPRESENTATIONS AND WARRANTIES; REAFFIRMATION OF SECURITY
                  INTERESTS.

         Section 3.1. Representations and Warranties. In order to induce the Agent and Lessor to enter into this First Amendment, Lessee represents and warrants to such parties that, as of the date hereof:

                  (a) No Default or Event of Default has occurred and is continuing, or will occur as a result of, or after giving effect to, this First Amendment.

                  (b) After giving effect to this First Amendment, the representations and warranties of Lessee contained in Section 17.1 of the Lease are true and correct in all material respects on and as of the date hereof, except to the extent such representations and warranties relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date. For purposes of the foregoing representation, the term "Operative Documents" as used in
         Section 17.1 of the Lease shall include this First Amendment and the other Operative Documents as amended hereby.

                  (c) Each of the Operative Documents is in full force and effect.

         Section 3.2. Reaffirmation of Lien and Security Interest of Lessee. Lessee hereby reaffirms its grant of a lien and security interest to the Lessor in the Lessee Collateral as set forth in the Lease and the Cash Collateral Agreement, as applicable, and in each case, as amended pursuant hereto.

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                                                           LSI Logic Corporation
                                                                         Lease B

SECTION 4.        MISCELLANEOUS

         Section 4.1. Construction. This First Amendment shall be construed in connection with and as part of the Operative Documents, and except as modified and expressly amended by this First Amendment, all terms, conditions and covenants contained in the Operative Documents are hereby ratified and shall be and remain in full force and effect.

         Section 4.2. Headings and Table of Contents. The headings of the Sections of this First Amendment are inserted for purposes of convenience only and shall not be construed to affect the meaning or construction of any of the provisions hereof and any reference to numbered Sections, unless otherwise indicated, are to Sections of this First Amendment.

         Section 4.3. References. Any and all notices, requests, certificates and other instruments executed and delivered after the execution and delivery of this First Amendment may refer to the Lease and the other Operative Documents without making specific reference to this First Amendment but nevertheless all such references shall be deemed to include this First Amendment unless the context otherwise requires.

         Section 4.4. Counterparts. This First Amendment may be executed in any number of counterparts, each executed counterpart constituting an original but all together only one amendment.

         SECTION 4.5. GOVERNING LAW. THIS FIRST AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF, THE STATE OF CALIFORNIA, WITHOUT REGARD TO THE CONFLICT OF LAWS PRINCIPLES OF STATE.

                            [SIGNATURE PAGES FOLLOW]

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                                                           LSI Logic Corporation
                                                                         Lease B

         IN WITNESS WHEREOF, the parties heretoabove caused this First Amendment to be duly executed and delivered by their properly and duly authorized officers as of the day and year first above written.

                                       LSI LOGIC CORPORATION, as Lessee

                                       By:______________________________________
                                          Name:_________________________________
                                          Title:________________________________

                                       WELLS FARGO BANK NORTHWEST, NATIONAL
                                          ASSOCIATION, not in its individual
                                          capacity, but solely as Agent

                                       By:______________________________________
                                          Name:_________________________________
                                          Title:________________________________

                                       BANK OF AMERICA, NATIONAL ASSOCIATION,
                                       as Lessor

                                       By:______________________________________
                                          Name:_________________________________
                                          Title:________________________________